SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C.

                                    FORM 8-K

                                 CURRENT REPORT


                      Pursuant to Section 13 of 15(d) of the
                         Securities Exchange Act of 1934


                                 October 28, 2005
                 ------------------------------------------------
                 Date of Report (date of earliest event reported)


                                    GWIN, INC.
               ----------------------------------------------------
               Exact name of Registrant as Specified in its Charter


          Delaware                000-24520               04-3021777
---------------------------    ---------------   ---------------------------
State or Other Jurisdiction    Commission File   IRS Employer Identification
     of Incorporation              Number                  Number


                            5092 South Jones Boulevard
                             Las Vegas, Nevada  89118
           -----------------------------------------------------------
           Address of Principal Executive Offices, Including Zip Code


                                (702) 967-6000
               --------------------------------------------------
               Registrant's Telephone Number, Including Area Code


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))









ITEM 7.01.  REGULATION FD DISCLOSURE

     On October 28, 2005, GWIN, Inc. issued a press release announcing its results of the year ended July 31, 2005. A copy of that press release is attached as Exhibit 99.1.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

     The following exhibit is not to be considered "filed" under the Securities Act of 1934, as amended ("Exchange Act"), and shall not be incorporated by reference into any of GWIN, Inc.'s previous or future filings under the Securities Act of 1933, as amended, or the Exchange Act.

     (c)  EXHIBITS.

              99.1  Press Release dated October 28, 2005



                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                   GWIN, INC.



Dated: October 28, 2005            By:/s/ Jeff Johnson
                                      Jeff Johnson, CFO